UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-09261

FOXBY CORP.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Foxby Corp.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900
Date of fiscal year end: December 31

Date of reporting period: September 30, 2014

Item 1. Schedule of Investments

	FOXBY CORP.
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2014
	(Unaudited)
Shares		Value
	COMMON STOCKS (89.25%)
	Arrangement of Transportation of Freight & Cargo (2.28%)
2,400	C.H. Robinson Worldwide, Inc.	$159,168

	Computer Communications Equipment (3.24%)
9,000	Cisco Systems, Inc.	226,530

	Crude Petroleum & Natural Gas (5.34%)
1,500	Apache Corporation	140,805
10,000	Ultra Petroleum Corp. (a)	232,600
		373,405

	Fire, Marine & Casualty Insurance (6.91%)
3,500	Berkshire Hathaway, Inc. Class B (a) (b)	483,490

	Information Retrieval Services (4.21%)
500	Google Inc. Class A (a) (b)	294,205

	Investment Advice (7.03%)
9,000	Franklin Resources, Inc. (b)	491,490

	In Vitro & In Vivo Diagnostic Substances (3.31%)
6,000	Myriad Genetics, Inc. (a)	231,420

	Leather & Leather Products (1.53%)
3,000	Coach, Inc.	106,830

	National Commercial Banks (4.45%)
6,000	Wells Fargo & Company (b)	311,220

	Oil and Gas Field Services (2.88%)
8,500	Seventy Seven Energy Inc.	201,790

	Petroleum Refining (4.89%)
900	Chevron Corp.	107,388
2,500	Exxon Mobil Corp. (b)	235,125
		342,513

	Plastic Mail, Synth Resin/Rubber, Cellulose (2.31%)
4,900	Rayonier Advanced Materials Inc.	161,259

	Printed Circuit Boards (2.69%)
12,500	Kimball International Inc. Class B	188,125

	Real Estate (1.32%)
5,000	NorthStar Asset Management Group Inc.	92,100

	Real Estate Investment Trusts (1.26%)
5,000	NorthStar Realty Finance Corp.	88,350

	Retail Consulting and Investment (0.01%)
72,728	Amerivon Holdings LLC (a) (c)	727

	Retail - Drug Stores and Proprietary Stores (2.52%)
2,500	Express Scripts Holding Company (a)	176,575

	Retail-Eating Places (4.07%)
3,000	McDonald's Corp. (b)	284,430

	Retail-Lumber & Other Building Materials Dealers (9.18%)
7,000	The Home Depot, Inc. (b)	642,180

	Retail-Variety Stores (4.16%)
3,800	Wal-Mart Stores, Inc. (b)	290,586

	Services - Business Services (2.67%)
2,300	Accenture plc	187,036

	Services-Prepackaged Software (3.98%)
6,000	Microsoft Corporation	278,160

	Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics (4.79%)
4,000	The Procter & Gamble Company (b)	334,960

	Trucking & Courier Services (4.22%)
3,000	United Parcel Service, Inc. (b)	294,870

	Total common stocks (Cost $4,358,364)	6,241,419

	PREFERRED STOCKS (1.50%)
	Retail Consulting and Investment (1.50%)
187,390	Amerivon Holdings LLC (c) (Cost $518,620)	104,938

	Money Market Fund (10.23%)
715,397	SSgA Money Market Fund, 7 day annualized yield 0.00% (Cost $715,397)	715,397

	Total investments ($5,592,381) (100.98%)	7,061,754

	Liabilities in excess of other assets (-0.98%)	(68,704)

	Net assets (100.00%)	$6,993,050

(a) Non-income producing.
(b) All or a portion of these securities have been segregated as collateral pursuant to the bank credit facility.
As of September 30, 2014, the value of securities pledged as collateral was $3,662,556 and there were no securities on loan under the lending agreement.
(c) Illiquid and/or restricted security that has been fair valued.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. Debt obligations with remaining maturities of 60 days or less generally are valued at cost adjusted for amortization of premiums and accretion of discounts when it can be reasonably concluded, at each time a valuation is determined, that the amortized cost value of such security is approximately the same as the fair value of the security as determined without the use of amortized cost valuation. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation, the Fund's Investment Manager, under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, such fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2014 in valuing the Fund’s assets. Refer to the Schedule of Portfolio Investments (unaudited)  for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total

Assets
Investments, at value
Common stocks
Arrangement of Transportation of Freight & Cargo	$159,168	$-	$-	$159,168
Computer Communications Equipment	226,530	-	-	226,530
Crude Petroleum & Natural Gas	373,405	-	-	373,405
Fire, Marine & Casualty Insurance	483,490	-	-	483,490
Information Retrieval Services	294,205	-	-	294,205
Investment Advice	491,490	-	-	491,490
In Vitro & In Vivo Diagnostic Substances	231,420	-	-	231,420
Leather & Leather Products	106,830	-	-	106,830
National Commercial Banks	311,220	-	-	311,220
Oil and Gas Field Services	201,790	-	-	201,790
Petroleum Refining	342,513	-	-	342,513
Plastic Mail, Synth Resin/Rubber, Cellulose	161,259	-	-	161,259
Printed Circuit Boards	188,125	-	-	188,125
Real Estate	92,100	-	-	92,100
Real Estate Investment Trusts	88,350	-	-	88,350
Retail Consulting and Investment	-	-	727	727
Retail - Drug Stores and Proprietary Stores	176,575	-	-	176,575
Retail - Eating Places	284,430	-	-	284,430
Retail - Lumber & Other Building Materials Dealers	642,180	-	-	642,180
Retail - Variety Stores	290,586	-	-	290,586
Services - Business Services	187,036	-	-	187,036
Services - Prepackaged Software	278,160	-	-	278,160
Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics	334,960	-	-	334,960
Trucking & Courier Services	294,870	-	-	294,870
Preferred stocks
Retail Consulting and Investment	-	-	104,938	104,938
Money market fund	715,397	-	-	715,397

Total investments, at value	$6,956,089	$-	$105,665	$7,061,754

There were no securities transferred from level 1 on December 31, 2013 to level 2 on September 30, 2014.

The following is a reconciliation of level 3 assets:

	Common Stocks	Preferred Stocks	Total

Balance at December 31, 2013	$0	$100,583	$100,583

Payment in-kind dividends	-	9,647	9,647
Change in unrealized depreciation	727	(5,292)	(4,565)

Balance at September 30, 2014	$727	$104,938	$105,665

Net change in unrealized depreciation attributable
to assets still held as level 3 at September 30, 2014	$727	$(5,292)	$(4,565)

There were no transfers into or out of level 3 assets during the period.

The Investment Manager under the direction of the Fund’s Board of Directors considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company’s or issuer’s financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund’s Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of September 30, 2014:

September 30, 2014	Fair Value	Valuation Technique	Unobservable Input	Range

Common stocks
Retail - Consulting and Investment	$727	Value of liquidation preference per share	Discount rate due to lack of marketability	80%
Preferred stocks
Retail - Consulting and Investment	$104,938	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

Cost for Federal Income Tax Purposes
As of September 30, 2014, for federal income tax purposes, subject to change, the aggregate cost of securities was $5,592,381 and net unrealized appreciation was $1,469,373, comprised of gross unrealized appreciation of $2,009,059 and gross unrealized depreciation of $539,686. The aggregate cost of investments for tax purposes will depend upon the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

ILLIQUID AND RESTRICTED SECURITIES The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at September 30, 2014 were as follows:

	Acquisition
Security	Date	Cost	Value

Amerivon Holdings LLC preferred units	9/20/07	$518,620	$104,938
Amerivon Holdings LLC common equity units	9/20/07	0	727

		$518,620	$105,665

Percent of net assets		7%	2%

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By : /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 11, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 11, 2014

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 11, 2014
Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)